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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-1 of our report dated May 23, 1996, on our audits of the financial statements of Object Design, Inc. We also consent to the references to our firm under the captions "Selected Financial Data" and "Experts".

                                            Coopers & Lybrand L.L.P.

Boston, Massachusetts

July 11, 1996